Exhibit (10)B(i)(b)

LIMITED LIABILITY PARTNERSHIP

Execution Version

2 December 2005

ECOLAB INC.

ECOLAB B.V.

ECOLAB HOLDING GMBH

as Issuers

ECOLAB INC.

(in respect of Notes issued by Ecolab B.V. and

Ecolab Holding GmbH)

as Guarantor

and

CITIBANK, N.A.

as Issue and Paying Agent

NOTE AGENCY AGREEMENT

relating to a U.S.$200,000,000

EURO-COMMERCIAL PAPER PROGRAMME

THIS AGREEMENT is made on 2 December 2005

BETWEEN

(1)         ECOLAB INC., ECOLAB B.V. and ECOLAB HOLDING GMBH (each an “Issuer” and together, the “Issuers”);

(2)         ECOLAB INC. (the “Guarantor”, in respect of Notes issued by Ecolab B.V. and Ecolab Holding GmbH; and

(3)         CITIBANK, N.A. (the “Agent”).

WHEREAS

(A)        The Issuers have established a programme (the “Programme”) for the issuance of euro-commercial paper by them in connection with which they have entered into an amended and restated dealer agreement (as amended, supplemented and/or restated from time to time, the “Dealer Agreement”) dated the date hereof and made between the Issuers, the Arranger, the Guarantor and the dealers from time to time party thereto (together, the “Dealers” and each a “Dealer”) pursuant to which the Issuers may from time to time issue Notes (as defined below).

(B)         The Guarantor has authorised the giving of its guarantee in relation to the Notes.

(C)         The parties hereto wish to record the arrangements agreed between them in relation to the Notes to be issued pursuant to this Agreement.

IT IS AGREED as follows:

1.           INTERPRETATION

1.1         In this Agreement:

“Agents” means Citibank, N.A. acting as issue and paying agent and as calculation agent (if so appointed in relation to a Series of Notes) and “Agent” shall be construed accordingly;

“Business Day”, except to the extent that the context requires otherwise, means a day (other than a Saturday or Sunday):

(a)             on which deposits in the relevant currency are dealt in on the London Interbank Market;

(b)            on which commercial banks and foreign exchange markets settle payments and are open for business in London and, if a payment is to be made on that day under this Agreement or any of the Notes, in the place of payment and (other than for payments in euro) the principal financial centre of the country of the relevant currency in which the payment is to be made;

(c)             on which the Clearing Systems are in operation; and

(d)            in the case of Notes denominated in Euro, a day which is a TARGET Business Day (as defined below);

“Clearstream, Luxembourg” means Clearstream Banking, société anonyme or any successor thereto:

“Clearing System” means each or any of Clearstream, Luxembourg, Euroclear Bank S.A./N.V., as operator of the Euroclear system, Euroclear France or such other recognised clearing system as may be agreed from time to time between the Issuers and the Agent and in which Notes may from time to time be held, or any successor to such entities;

“Common Depositary” means Citibank, N.A. acting as a depositary common to Euroclear Bank S.A./N.V., as operator of the Euroclear system and Clearstream, Luxembourg at such offices in London as shall be notified by both of them to the Agent from time to time;

“Deed of Covenant” means the deed of covenant, dated the date hereof, executed by the Issuers in respect of Global Notes issued pursuant to this Agreement, as such deed may be amended or supplemented from time to time;

“Definitive Note” means a security printed Note in definitive form;

“Dollars” and “U.S.$” denote the lawful currency of the United States of America; and “Dollar Note” means a Note denominated in Dollars;

“Euro” and “€” denote the single currency introduced at the start of the third stage of European Economic and Monetary Union pursuant to the Treaty establishing the European Community, as amended; and “Euro Note” means a Note denominated in Euro;

“Global Note” means a Note in global bearer form, representing an issue of promissory notes of a like maturity which may be issued by an Issuer from time to time pursuant to this Agreement;

“Guarantee” means the guarantee, dated the date hereof, issued by the Guarantor in respect of any Note issued hereunder;

“Index Linked Note” has the meaning ascribed thereto in the Dealer Agreement;

“Maximum Amount” means U.S.$200,000,000 or the equivalent amount denominated in any currency other than Dollars, as such amount may be increased from time to time pursuant to the Dealer Agreement;

“Note” means a commercial paper note of an Issuer subscribed or to be subscribed by a Dealer under the Dealer Agreement, in bearer definitive or global form, substantially in the relevant form scheduled hereto or such other form(s) as may be agreed from time to time between the relevant Issuer and the Agent and, unless the context otherwise requires, includes the commercial paper notes represented by the Global Notes;

“Sterling” and “£” denote the lawful currency of the United Kingdom; and “Sterling Note” means a Note denominated in Sterling;

“Swiss Franc” and “CHF” denote the lawful currency of Switzerland; and “Swiss Franc Note” means a Note denominated in Swiss Francs;

“TARGET Business Day” means a day on which the Trans-European Automated Real-Time Gross Settlement Express Transfer (TARGET) System, or any successor thereto, is open; and

“Yen” and “Y” denote the lawful currency of Japan; and “Yen Note” means a note denominated in Yen.

1.2         References in this Agreement to the principal amount of any Note shall be deemed to include any additional amounts which may become payable in respect thereof pursuant to the terms of such  Note.

1.3         Any reference in this Agreement to a Clause or a Schedule is, unless otherwise stated, to a clause hereof or a schedule hereto.

1.4         Headings and sub-headings are for ease of reference only and shall not affect the construction of this Agreement.

2.           APPOINTMENTS

2.1         The Issuers and the Guarantor hereby appoint Citibank, N.A. at its specified office in London as issue agent and as paying agent for the Notes.

2.2         The Agent will act as calculation agent for Index Linked Notes, as contemplated in the Dealer Agreement, subject in each case to its specific agreement to act as such for each relevant series of Notes.

2.3         Any reference herein to the “Agent” or its “specified office” shall be deemed to include such other agent or office of the Agent (as the case may be) as may be appointed or specified from time to time hereunder.

3.           ISSUE OF NOTES

3.1         Each Note issued hereunder shall be substantially in the relevant form scheduled hereto or, as the case may be, such other form as may be agreed between the relevant Issuer and the Agent from time to time and shall be duly executed either manually or in facsimile on behalf of the relevant Issuer and authenticated by an authorised signatory or signatories of the Agent. Each relevant Issuer shall procure that a sufficient quantity of executed but unauthenticated blank Notes is at all times available to the Agent for the purpose of issue under this Agreement.

3.2         The relevant Issuer shall give to the Agent by fax or telex or through the CitiDirect for Securities IPA system details of any Notes to be issued by it under this Agreement and all such other information as the Agent may require for it to carry out its functions as contemplated by this clause, by not later than:

3.2.1         12 noon (London time) on the proposed issue date (in the case of Sterling Definitive Notes); or

3.2.2         12 noon (Paris time) on the proposed issue date (in the case of Notes to be cleared through Euroclear France); or

3.2.3         in any other case, 4.00 p.m. (London time) two Business Days prior to the proposed issue date,

(or such later time or date as may be agreed between the relevant Issuer and the Agent) in respect thereof and the Agent shall thereupon be authorised to complete Notes of the appropriate aggregate amount and/or (as the case may be) a Global Note by inserting in the appropriate place on the face of each Note inter alia the dates on which such Note shall be issued and shall mature and otherwise completing the same.

3.3         If any such Notes as are mentioned in Clause 3.2 are not to be issued on any issue date, the relevant Issuer shall notify the Agent immediately, and in any event no later than:

3.3.1         12 noon (London time) on the proposed issue date (in the case of Sterling Definitive Notes);

3.3.2         12 noon (Paris time) on the proposed issue date (in the case of Notes to be cleared through Euroclear France); or

3.3.3         4.00 p.m. (London time) one Business Day prior to the proposed issue date (in the case of a Note denominated in a currency other than Sterling).

Upon receipt of such notice the Agent shall not thereafter issue or release the relevant Notes, but shall cancel and destroy them.

3.4         The Agent shall, upon notification by telephone, fax or telex from the Dealer who has arranged to purchase Notes from the relevant Issuer, such notification to be received in sufficient time to enable delivery to be made as contemplated herein and in any event no later than:

3.4.1         12 noon (London time) on the proposed issue date (in the case of Sterling Definitive Notes);

3.4.2         12 noon (Paris time) on the proposed issue date in the case of Notes to be cleared through Euroclear France; or

3.4.3         in any other case, 10.00 a.m. (London time) one Business Day prior to the proposed issue date,

or such later time or date as may be agreed between the Agent and the relevant Dealer, that payment by it to the relevant Issuer of the purchase price of any Note has been or will be duly made against delivery of such Notes and (if applicable) of details of the securities account hereinafter referred to:

(a)       in the case of Notes to be cleared through Euroclear Bank S.A./N.V., as operator of the Euroclear system and/or Clearstream, Luxembourg or any other Clearing

System other than Euroclear France, deliver such Note on the Business Day immediately preceding its issue date to or to the order of Euroclear Bank S.A./N.V., as operator of the Euroclear system and/or Clearstream, Luxembourg (which may be by delivery to the Common Depositary) and/or such other Clearing System, for credit on the issue date of such Note to such securities account as shall have been notified to it; or

(b)      in the case of Notes to be cleared through Euroclear France, deliver such Note by 1:30 p.m. (Paris time) on the proposed issue date to or to the order of Euroclear France (which may be by delivery to the sub-depositary to the Common Depositary) for credit on the issue date of such Note to such securities account as shall have been notified to it; or

(c)       if no such details are given, or, in the case of Sterling Definitive Notes, make the same available on its issue date for collection at its specified office in London.

3.5         The Agent shall (if applicable) give instructions to the relevant Clearing System to credit the Notes to the Agent’s distribution account. Each Note credited to the Agent’s distribution account with the relevant Clearing System following the delivery of the Notes in accordance with Clause 3.4 above shall be held to the order of the relevant Issuer pending delivery to the relevant Dealer on a delivery against payment basis in accordance with the normal procedures of the relevant Clearing System. The Agent shall on the issue date and against receipt of funds from the relevant Dealer transfer the proceeds of issue to the relevant Issuer to the relevant account notified by the relevant Issuer to the Agent in accordance with Clause 3.2 above.

3.6         If on the issue date the relevant Dealer does not pay the subscription price due from it in respect of any Note (the “Defaulted Note”) and as a result the Defaulted Note remains in the Agent’s distribution account with the relevant Clearing System after the issue date (rather than being credited to the Dealer’s Account against payment), the Agent will continue to hold the Defaulted Note to the order of the relevant Issuer.

3.7         If the Agent pays an amount (the “Advance”) to the relevant Issuer on the basis that a payment (the “Payment”) has been, or will be, received from the relevant Dealer and if the Payment has not been or is not received by the Agent on the date the Agent pays the relevant Issuer, the Agent shall promptly inform the relevant Dealer and request that Dealer to make good the Payment, failing which the relevant Issuer shall, upon being requested to do so, repay to the Agent the Advance and pay interest (on the basis of the aggregate of 1% per annum and the Agent’s cost of funding, as determined by the Agent in its sole discretion) on the Advance until the earlier of repayment in full of the Advance and receipt in full by the Agent of the Payment.

3.8         As soon as practicable after the date of issue of any Notes, the Agent shall deliver to the relevant Issuer particulars of (a) the number and aggregate principal amount of the Notes completed, authenticated and delivered by it, or made available by it for collection, on such date, (b) the issue date and the maturity date of such Notes and (c) the series and serial numbers of all such Notes if requested.

3.9         Each Issuer hereby authorises and instructs the Agent to make all necessary notifications to and filings with the Bank of England, the Japanese Ministry of Finance (in respect of Yen Notes) and the relevant Swiss authorities (in respect of Swiss Franc Notes).

3.10       Each Issuer hereby authorises and instructs the Agent to complete, authenticate and deliver on its behalf Definitive Notes in accordance with the terms of any Global Note presented to the Agent for exchange in whole (but not in part only).

3.11       The Issuers will give at least 10 days prior written notice to the Agent of a change in the Maximum Amount of Notes which may be issued under the Dealer Agreement.

3.12       The Issuers will promptly notify the Agent in writing of the appointment, resignation or termination of the appointment of any Dealer. If the notification is in respect of a new dealer appointment, the Issuers will notify the Agent two business days prior to the new issue.

4.           PAYMENT

4.1         Each Issuer (failing whom, the Guarantor) severally undertakes in respect of each Note issued by such Issuer to pay, in the currency in which such Note is denominated, on the maturity date (or by such earlier time as may be determined by the Agent in accordance with the final sentence of this Clause 4.1) or any relevant interest payment date of each Note, an amount sufficient to pay the full amount payable on such date by way of principal interest or otherwise in respect thereof:

4.1.1         in the case of Dollar Notes, by transfer of same day value Dollar funds to account number 10990765, FAO Euro Notes of the Agent at Citibank, N.A., 399 Park Avenue, New York, N.Y. 10043, U.S.A. or such other account of the Agent at such bank in New York City as the Agent may from time to time designate for the purpose;

4.1.2         in the case of Euro Notes, by transfer of same day value Euro funds to such account of the Agent as the Agent may from time to time designate for the purpose; and

4.1.3         in the case of Notes denominated in any other currency, by transfer of immediately available and freely transferable funds in such other currency to such account of the Agent at such bank in the principal financial centre for such other currency as the Agent may from time to time designate for the purpose, or, in each case, by such other form of transfer as may be agreed between the  relevant Issuer and the Agent. If the Agent determines in its absolute discretion that the payment in accordance with this Clause 4.1 is required to be made earlier, it will provide to the relevant Issuer not less than 21 days prior notice in writing of such requirement.

4.2         The relevant Issuer shall, prior to 12 noon (London time) on the second Business Day immediately preceding the maturity date or any relevant interest payment date of any Note (or such later time or date as may subsequently be agreed between the relevant Issuer and the Agent), send to the Agent irrevocable confirmation that payment will be made and the details of the bank through which the relevant Issuer is to make the payment due pursuant to this Clause 4.2.

4.3         Each Issuer hereby authorises and directs the Agent from funds so paid to the Agent to make payment of all amounts due on the Notes as set forth herein and in the Notes.

4.4         If the Agent has not received on the maturity date or any relevant interest payment date of any Notes the full amount payable in respect thereof on such date and confirmation satisfactory to itself that such payment has been received, the Agent shall not be required to make payment of any amount due on any Note. Nevertheless, subject to the foregoing, if the Agent is satisfied that it will receive such full amount later, it shall be entitled to pay maturing Notes due in accordance with their terms.

4.5         If the Agent makes such payment on behalf of an Issuer under Clause 4.4, the relevant Issuer shall be liable on demand by the Agent to pay to the Agent the amount so paid out, together with interest thereon at such a rate as the Agent may certify as the aggregate of 1% per annum and the Agent’s cost of funding any such payment made by it (as determined by the Agent in its sole discretion).

4.6         If at any time the Agent makes a partial payment in respect of any Note presented to it, it shall procure that a statement indicating the date and amount of such payment is written or stamped on the face of such Note.

4.7         Payments to holders of the Notes shall not be made to an address or a bank account maintained within the United States; the Notes may not be presented for payment within the United States; and demand for payments under the Notes may not be made within the United States.

5.           CANCELLATION, DESTRUCTION, RECORDS AND CUSTODY

5.1         All Notes which mature and are paid in full shall be cancelled forthwith by the Agent. The Agent shall, unless the relevant Issuer otherwise directs, destroy the cancelled Notes, and as soon as reasonably practicable after each maturity date, furnish at the request of the relevant Issuer with particulars of the aggregate principal amount of the Notes maturing on such maturity date which have been destroyed since the last certification so furnished and the series and serial numbers of all such Notes.

5.2         The Agent shall keep and make available at all reasonable times to the relevant Issuer a full and complete record of all Notes and of their issue, payment, cancellation and destruction and, in the case of Global Notes, their exchange for Definitive Notes.

5.3         The Agent shall maintain in safe custody all forms of Notes delivered to and held by it hereunder and shall ensure that the same are only completed, authenticated and delivered or made available in accordance with the terms hereof.

5.4         An Issuer may from time to time with the approval, where appropriate, of the Agent make arrangements as to the replacement of Notes which shall have been lost, stolen, mutilated, defaced or destroyed, including (without limitation) arrangements as to evidence of title, costs, delivery and indemnity.

5.5         The Agent shall make available for inspection during its office hours at its specified office copies of this Agreement, the Deed of Covenant and the Guarantee.

6.           FEES AND EXPENSES

6.1         Each Issuer (failing whom, the Guarantor) severally undertakes to pay such fees and expenses in respect of the Agent’s services under this Agreement as are set out in a letter of even date herewith from the Agent to each Issuer, at the time and in accordance with the manner stated therein.

6.2         Each Issuer (failing whom, the Guarantor) severally undertakes to pay all stamp, registration and other taxes and duties (including any interest and penalties thereon or in connection therewith) to which this Agreement or the issue of any Notes may be subject.

6.3         Each Issuer (failing whom, the Guarantor) severally undertakes to pay on demand all out-of-pocket expenses (including legal, advertising, telex and postage expenses) properly incurred by the Agent in connection with its services under this Agreement.

7.           INDEMNITY

7.1         Each Issuer (failing whom, the Guarantor) severally undertakes to indemnify and hold harmless the Agent on demand by the Agent against any losses, liabilities, costs, expenses, claims, actions or demands which the Agent may incur or which may be made against the Agent, directly related to the appointment or the exercise of the powers, discretions, authorities and duties of the Agent under this Agreement except such as may result from its own negligence or bad faith or that of its officers, employees or agents or the Agent’s failure to comply with its obligations under this Agreement. The indemnities contained in this Agreement shall survive the termination or expiry of this Agreement.

7.2         The Agent undertakes to indemnify and hold harmless each Issuer on demand by an Issuer against any losses, liabilities, costs, expenses, claims, actions or demands which an Issuer may incur or which may be made against an Issuer as a result of the Agent’s own negligence or bad faith or that of its officers, employees or agents or the Agent’s failure to comply with its obligations under this Agreement.

8.           NO LIABILITY FOR CONSEQUENTIAL LOSS

Except in the case of negligence or wilful default, the Agent shall not be liable either for any act or omission under this Agreement, or if any Note shall be lost, stolen, destroyed or damaged. Notwithstanding the foregoing, under no circumstances will the Agent be liable to an Issuer or the Guarantor, nor an Issuer or the Guarantor liable to the Agent, for any consequential loss (being loss of business, goodwill, opportunity or profit) or any special or punitive damages of any kind whatsoever; in each case however caused or arising and whether or not foreseeable, even if advised of the possibility of such loss or damage.

9.           AGENTS OF THE ISSUERS

9.1         In acting hereunder and in connection with the Notes, the Agent shall act solely as agent of the Issuers and the Guarantor and will not thereby assume any obligations towards or relationship of agency or trust for any holders of Notes, including as a custodian, nominee or otherwise. Any funds held by the Agent for payments in respect of the Notes need not be segregated from other funds except as required by law. The Agent shall not be under any liability for interest on any moneys at any time received by it pursuant to any of the provisions of this Agreement or of the Notes.

9.2         The Agent may generally engage in any kind of banking or other business with the Issuers notwithstanding its appointments as issue agent and paying agent hereunder.

10.         GENERAL

10.1       Prior to the first issue of the Notes, each Issuer shall supply to the Agent copies of all condition precedent documents required to be delivered pursuant to the Dealer Agreement.

10.2       The Agent shall be obliged to perform such duties and only such duties as are herein specifically set forth, and no implied duties or obligations shall be read into this Agreement against the Agent. The Agent shall not be under any obligation to take any action hereunder which it expects will result in any expense or liability of the Agent, the payment of which within a reasonable time is not, in its opinion, assured to it.

10.3       Except as ordered by a court of competent jurisdiction or as required by law, and notwithstanding any notice to the contrary, the Issuers and the Agent shall be entitled to treat the bearer or holder of any Note as the absolute owner thereof for all purposes and shall not be required to obtain any proof thereof or as to the identity of the bearer or holder.

10.4       The Agent may consult with legal and other professional advisers selected in good faith and satisfactory to it and the opinion of such advisers shall be full and complete protection in respect of any action taken, omitted or suffered hereunder in good faith and without negligence and in accordance with the opinion of such advisers.

10.5       The Agent shall be protected and shall incur no liability for or in respect of any action taken or thing suffered by it in relation to any issue of Notes in reliance upon any Note, notice, direction, consent, certificate, affidavit, statement, telex or other paper or document reasonably believed by it in good faith to be genuine and to have been passed or signed by the proper parties.

11.         CHANGES IN AGENT

11.1       The Agent may resign its appointment hereunder at any time by giving to the Issuers, and the Issuers may terminate the appointment of the Agent by giving to the Agent, at least 30 days’ written notice to that effect, provided that no such resignation or termination of the appointment of the Agent shall take effect until a successor has been appointed by the Issuers or the Guarantor.

11.2       The Issuers agree with the Agent that if, by the day falling 10 days before the expiry of any notice under Clause 11.1, the Issuers or the Guarantor have not appointed a replacement Agent, then the Agent shall be entitled, on behalf of the Issuers and the Guarantor, to appoint in its place any reputable financial institution of good standing

(subject to the proviso in Clause 12 below) and the Issuers shall not unreasonably object to such appointment.

12.         AGENT AS HOLDERS OF NOTES

The Agent and its officers and employees, in their individual or any other capacity, may become the owner of, or acquire any interest in, any Notes with the same rights that the Agent would have if it were not the Agent hereunder; provided, however, that none of the Agent, its officers or employees may be a “United States person” as defined in section 7701(a)(30) of the Internal Revenue Code of 1986, as amended (the “Code”).

13.         NOTICES

13.1       All notices and other communications hereunder shall, save as otherwise provided in this Agreement, be made in writing and in English (by letter, telex or fax) and shall be sent to the intended recipient at the address, telex or fax number and marked for the attention of the person (if any) from time to time designated by that party to the other parties hereto for such purpose. The initial address, telex and fax number so designated by each party are set out on the signature page of this Agreement.

13.2       Any communication from any party to any other under this Agreement shall be effective if sent by letter or fax, upon receipt by the addressee; and if sent by telex, upon receipt by the sender of the addressee’s answerback at the end of transmission; provided that any such notice or other communication which would otherwise take effect after 4.00 p.m. on any particular day shall not take effect until 10.00 a.m. on the immediately succeeding business day in the place of the addressee.

14.         LAW AND JURISDICTION

14.1       This Agreement and the Notes shall be governed by, and construed in accordance with, English law.

14.2       Each of the Issuers agrees for the benefit of the Agent that the courts of England shall have jurisdiction to hear and determine any suit, action or proceedings, and to settle any disputes, which may arise out of or in connection with this Agreement (respectively, “Proceedings” and “Disputes”) and, for such purposes, irrevocably submits to the jurisdiction of such courts.

14.3       Each of the Issuers and the Guarantor irrevocably waive any objection which it might now or hereafter have to the courts of England being nominated as the forum to hear and determine any Proceedings and to settle any Disputes, and agrees not to claim that any such court is not a convenient or appropriate forum.

14.4       Each of the Issuers and the Guarantor agree that the process by which any Proceedings in England are begun may be served on it by being delivered to Law Debenture Corporate Services Limited at Fifth Floor, 100 Wood Street, London EC2V 7EX or at its registered office for the time being/its principal place of business in England for the time being/any other address for the time being at which process may be served on it in accordance with Part XXIII of the Companies Act 1985 (as modified or re-enacted from time to time). If such person is not or ceases to be effectively appointed to accept service of process on the Issuers’ and the Guarantor’s behalf, the Issuers and the Guarantor (acting together) shall, on the written demand of the Agent, appoint a further person in England to accept service of process on their behalf and, failing such appointment within 15 days, the Agent shall be entitled to appoint such a person by written notice to the Issuers and the Guarantor. Nothing in this sub-clause shall affect the right of the Agent to serve process in any other manner permitted by law.

14.5       The submission to the jurisdiction of the courts of England shall not (and shall not be construed so as to) limit the right of the Agent to take Proceedings in any other court of competent jurisdiction, nor shall the taking of Proceedings in any one or more jurisdictions preclude the taking of Proceedings in any other jurisdiction (whether concurrently or not) if and to the extent permitted by law.

14.6       If Ecolab B.V. is represented by an attorney or attorneys in connection with the signing and/or execution and/or delivery of this Agreement or any agreement or document referred to herein or made pursuant hereto and the relevant power or powers of attorney is or are expressed to be governed by the laws of The Netherlands, it is hereby expressly acknowledged and accepted by the other parties hereto that such laws shall govern the existence and extent of such attorney’s or attorneys’ authority and the effects of the exercise thereof.

15.         RIGHTS OF THIRD PARTIES

A person who is not a party to this Agreement has no right under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this Agreement, but this does not affect any right or remedy of a third party which exists or is available apart from that Act.

16.         MODIFICATION

This Agreement may be amended by further agreement among the parties hereto and without the consent of holders of the Notes.

17.         COUNTERPARTS

This Agreement may be signed in any number of counterparts, all of which when taken together shall constitute a single agreement.

AS WITNESS the hands of the duly authorised representatives of the parties hereto the day and year first before written.

SCHEDULE
FORMS OF NOTE

Form of Multicurrency Global Note
(Interest Bearing/Discounted/Index-Linked)(1)

The Notes covered hereby have not been registered under the U.S. Securities Act of 1933, as amended (the “Securities Act”) and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons. Terms used in this paragraph have the meanings given to them by Regulation S under the Securities Act.

Any United States person who holds this Note or any Note covered hereby will be subject to limitations under the United States income tax laws, including the limitations provided in sections 165(j) and 1287(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”). By accepting this Note or any Note covered hereby, the holder represents and warrants that it is not a United States person (other than an exempt recipient described in section 6049(b)(4) of the Code and regulations thereunder) and that it is not acting for or on behalf of a United States person (other than an exempt recipient described in section 6049(b)(4) of the Code and regulations thereunder). Terms used in this paragraph have the meanings given to them by the applicable provisions of the Code and the regulations thereunder.

ECOLAB INC.

 (incorporated under the laws of the State of Delaware)

ECOLAB B.V.

(incorporated with limited liability under the laws of The Netherlands having its statutory seat in Nieuwegein )

ECOLAB HOLDING GMBH

(incorporated with limited liability under the laws of Germany)

guaranteed by

ECOLAB INC.

(in respect of Notes issued by Ecolab B.V. and

Ecolab Holding GmbH)

No:	Series No.:

Issued in London on:	Maturity Date:

Specified Currency:	Denomination:

Nominal Amount:	Reference Rate: LIBOR/EURIBOR(1)
(words and figures if a Sterling Note)

Calculation Agent:(2)

(1)   Delete as appropriate.  The reference rate will be LIBOR unless this Global Note is denominated in euro and the Issuer and the relevant Dealer agree that the reference rate should be EURIBOR.

(2)   Complete for index-linked Notes only.

Fixed Interest Rate:(1)	%per annum	Margin:(2)%

Calculation Agent:(3)		Interest Payment Dates:(4)
(Interest)

1.           For value received, [ECOLAB INC./ECOLAB B.V./ECOLAB HOLDING GMBH](2) (the “Issuer”) promises to pay to the bearer of this Global Note on the above-mentioned Maturity Date:

(a)             the above-mentioned Nominal Amount;

(b)            if this Global Note is index-linked, an amount (representing either principal or interest) to be calculated by the Calculation Agent named above, in accordance with the redemption or interest calculation, a copy of which is attached to this Global Note and/or is available for inspection at the offices of the Issue and Paying Agent referred to below, together with interest thereon at the rate and at the times (if any) specified herein.

All such payments shall be made in accordance with an amended and restated note agency agreement dated 2 December 2005 between, among others, the Issuer and the issue and paying agent referred to therein, a copy of which is available for inspection at the offices of Citibank N.A. (the “Issue and Paying Agent”) at 5 Carmelite Street, London EC4Y 0PA, and subject to and in accordance with the terms and conditions set forth below. All such payments shall be made upon presentation and surrender of this Global Note at the offices of the Issue and Paying Agent referred to above by transfer to an account denominated in the above-mentioned Specified Currency maintained by the bearer in the principal financial centre in the country of that currency or, in the case of a Global Note denominated in euro, by euro cheque drawn on, or by transfer to a euro account (or any other account to which euro may be credited or transferred) maintained by the payee with, a bank in the principal financial centre of any member state of the European Union. The Issuer [and the Guarantor](3) will ensure that they maintain a paying agent in an EU Member State that will not be obliged to withhold or deduct any tax pursuant to European Council Directive 2003/48/EC or any law implementing or complying with, or introduced in order to conform to, such Directive. Payments to the bearer of this Global Note shall not be made to an address or a bank account maintained within the United States, the Notes may not be presented for payment within the United States, and demand for payments under the Notes may not be made within the United States.

(1) Complete for fixed rate interest bearing Notes only.

(2) Complete for floating rate interest bearing Notes only.

(3) Complete for floating rate interest bearing Notes only.

(4) Complete for interest bearing Notes.

(4) Delete as appropriate.

(5) Delete where Ecolab Inc. is the Issuer, otherwise retain.

2.           This Global Note is issued in representation of an issue of Notes in the above-mentioned aggregate Nominal Amount.

3.           All payments in respect of this Global Note by or on behalf of the Issuer shall be made without set-off, counterclaim, fees, liabilities or similar deductions and free and clear of, and without deduction or withholding for or on account of, taxes, levies, duties, assessments or charges of any nature now or hereafter imposed, levied, collected, withheld or assessed in any jurisdiction through, in or from which such payments are made or any political subdivision or taxing authority of or in any of the foregoing (“Taxes”). If the Issuer or any agent thereof is required by law or regulation to make any deduction or withholding for or on account of Taxes, the Issuer shall, to the extent permitted by applicable law or regulation, pay such additional amounts as shall be necessary in order that the net amounts received by the bearer of this Global Note after such deduction or withholding shall equal the amount which would have been receivable hereunder in the absence of such deduction or withholding, except that no such additional amounts shall be payable where this Global Note is presented for payment:

(a)             by or on behalf of a holder which is liable to such Taxes by reason of its having some connection with the jurisdiction imposing the Taxes other than the mere holding of this Global Note; or

(b)            where such deduction or withholding is imposed on a payment to an individual and is required to be made pursuant to European Council Directive 2003/48/EC or any law implementing or complying with, or introduced in order to conform to, such directive; or

(c)             by or on behalf of a holder who would have been able to avoid such withholding or deduction by presenting this Global Note to another issue and paying agent in a member state of the European Union; or

(d)            more than 15 days after the Maturity Date or, if applicable, the relevant Interest Payment Date or (in either case) the date on which payment hereof is duly provided for, whichever occurs later, except to the extent that the holder would have been entitled to such additional amounts if it had presented this Global Note on the last day of such period of 15 days.

4.           The payment obligation of the Issuer represented by this Global Note constitutes and at all times shall constitute a direct and unsecured obligation of the Issuer ranking pari passu with all present and future unsecured and unsubordinated indebtedness of the Issuer other than obligations preferred by mandatory provisions of law.

5.           If the Maturity Date or, if applicable, the relevant Interest Payment Date is not a Payment Business Day (as defined herein) payment in respect hereof will not be made and credit or transfer instructions shall not be given until the next following Payment Business Day (provided that, if such postponed payment would have the effect of extending the tenor of the relevant Note to more than 183 days, payment will be made and credit and transfer instructions will be given, on the immediately preceding Payment Business Day) and the bearer of this Global Note shall not be entitled to any adjustment to interest or other sums in respect of such payment.

As used in this Global Note:

“Payment Business Day” means any day other than a Saturday or Sunday which is both (A) a day on which commercial banks and foreign exchange markets settle payments and are open for general business (including dealings in foreign exchange and foreign currency deposits) in the relevant place of presentation, and (B) either (i) if the above-mentioned Specified Currency is any currency other than euro, a day on which commercial banks and foreign exchange markets settle payments and are open for general business (including dealings in foreign exchange and foreign currency deposits) in both London and the principal financial centre of the country of the relevant Specified Currency or (ii) if the above-mentioned Specified Currency is euro, a day which is a TARGET Business Day; and

“TARGET Business Day” means a day on which the Trans-European Automated Real-time Gross Settlement Express Transfer (TARGET) System, or any successor thereto, is operating credit or transfer instructions in respect of payments in euro.

Provided that if the Issue and Paying Agent determines with the agreement of the Issuer and the Guarantor that the market practice in respect of euro denominated internationally offered securities is different from that specified above, the above shall be deemed to be amended so as to comply with such market practice and the Issue and Paying Agent shall procure that a notice of such amendment is published not less than 15 days prior to the date on which any payment in euro falls due to be made in such manner as the Issue and Paying Agent may determine.

6.           This Global Note is negotiable and, accordingly, title hereto shall pass by delivery and the bearer shall be treated as being absolutely entitled to receive payment upon due presentation hereof (notwithstanding any notation of ownership or other writing thereon or notice of any previous loss or theft thereof).

7.           This Global Note is issued in respect of an issue of Notes of the Issuer and is exchangeable in whole (but not in part only) for duly executed and authenticated bearer Notes in definitive form (whether before, on or, subject as provided below, after the Maturity Date) only:

(a)             if the clearing system(s) in which this Global Note is held at the relevant time is closed for a continuous period of 14 days or more (other than by reason of weekends or public holidays, statutory or otherwise); or

(b)            if default is made in the payment of any amount payable in respect of this Global Note.

Upon presentation and surrender of this Global Note during normal business hours to the Issuer at the offices of the Issue and Paying Agent (or to any other person or at any other office outside the United States as may be designated in writing by the Issuer to the bearer), the Issue and Paying Agent shall authenticate and deliver, in exchange for this Global Note, bearer definitive notes denominated in the above-mentioned Specified Currency in an aggregate nominal amount equal to the Nominal Amount of this Global Note.

8.           If, upon any such default and following such surrender, definitive Notes are not issued in full exchange for this Global Note before 5.00 p.m. (London time) on the thirtieth day after surrender, this Global Note (including the obligation hereunder to issue definitive notes) will become void and the bearer will have no further rights under this Global Note (but without prejudice to the rights which the bearer or any other person may have under a Deed of Covenant dated 2 December 2005, entered into by the Issuer).

9.           [This Global Note has the benefit of a guarantee issued by Ecolab Inc. on 2 December 2005, copies of which are available for inspection during normal business hours at the office of the Issue and Paying Agent referred to above.](1)

10.         If this is an interest bearing Global Note, then:

(a)             notwithstanding the provisions of paragraph 1 above, if any payment of interest in respect of this Global Note falling due for payment prior to the above-mentioned Maturity Date remains unpaid on the fifteenth day after falling so due, the amount referred to in part (a) or (b) (as the case may be) of paragraph 1 shall be payable on such fifteenth day;

(b)            upon each payment of interest (if any) prior to the Maturity Date in respect of this Global Note, the Schedule hereto shall be duly completed by the Issue and Paying Agent to reflect such payment; and

(c)             if no Interest Payment Dates are specified on the face of the Global Note, the Interest Payment Date shall be the Maturity Date.

11.         If this is a fixed rate interest bearing Global Note, interest shall be calculated on the Nominal Amount as follows:

(a)             interest shall be payable on the Nominal Amount in respect of each successive Interest Period (as defined below) from the Issue Date to the Maturity Date only, in arrear on the relevant Interest Payment Date, on the basis of the actual number of days in such Interest Period and a year of 360 days or, if this Global Note is denominated in Sterling, 365 days at the above-mentioned Fixed Interest Rate with the resulting figure being rounded to the nearest amount of the above-mentioned Specified Currency which is available as legal tender in the country or countries (in the case of the euro) of the Specified Currency (with halves being rounded upwards); and

(b)            the period beginning on the Issue Date and ending on the first Interest Payment Date and each successive period beginning on an Interest Payment Date and ending on the next succeeding Interest Payment Date is an “Interest Period” for the purposes of this paragraph.

12.         If this is a floating rate interest bearing Global Note, interest shall be calculated on the Nominal Amount as follows:

(1) Delete where Ecolab Inc. is the Issuer, otherwise retain.

(a)             in the case of a Global Note which specifies LIBOR as the Reference Rate on its face, the Rate of Interest will be the aggregate of LIBOR and the above-mentioned Margin (if any) above or below LIBOR. Interest shall be payable on the Nominal Amount in respect of each successive Interest Period (as defined below) from the Issue Date to the Maturity Date only, in arrear on the relevant Interest Payment Date, on the basis of the actual number of days in such Interest Period and a year of 360 days or, if this Global Note is denominated in Sterling, 365 days.

As used in this Global Note:

“LIBOR” shall be equal to the rate defined as “LIBOR-BBA” in respect of the above-mentioned Specified Currency (as defined in the 2000 ISDA Definitions published by the International Swaps and Derivatives Association, Inc., as amended, updated or replaced as at the date of this Global Note, (the “ISDA Definitions”)) as at 11.00 a.m. (London time) or as near thereto as practicable on the second London Banking Day before the first day of the relevant Interest Period or, if this Global Note is denominated in Sterling, on the first day thereof (a “LIBOR Interest Determination Date”) , as if the Reset Date (as defined in the ISDA Definitions) were the first day of such Interest Period and the Designated Maturity (as defined in the ISDA Definitions) were the number of months specified on the face of this Note in relation to the Reference Rate; and

“London Banking Day” shall mean a day on which commercial banks are open for general business (including dealings in foreign exchange and foreign currency deposits) in London;

(b)            in the case of a Global Note which specifies EURIBOR as the Reference Rate on its face, the Rate of Interest will be the aggregate of EURIBOR and the above-mentioned Margin (if any) above or below EURIBOR. Interest shall be payable on the Nominal Amount in respect of each successive Interest Period (as defined below) from the Issue Date to the Maturity Date only, in arrear on the relevant Interest Payment Date, on the basis of the actual number of days in such Interest Period and a year of 360 days.

As used in this Global Note, “EURIBOR” shall be equal to EUR-EURIBOR-Telerate (as defined in the ISDA Definitions) as at 11.00 a.m. (Brussels time) or as near thereto as practicable on the second TARGET Business Day before the first day of the relevant Interest Period (a “EURIBOR Interest Determination Date”);

(c)             the Calculation Agent will, as soon as practicable after 11.00 a.m. (London time) on each LIBOR Interest Determination Date or 11.00 a.m. (Brussels time) on each EURIBOR Interest Determination Date (as the case may be), determine the Rate of Interest and calculate the amount of interest payable (the “Amount of Interest”) for the relevant Interest Period. “Rate of Interest” means (A) if the Reference Rate is EURIBOR, the rate which is determined in accordance with the provisions of paragraph 12(b), and (B) in any other case, the rate which is determined in accordance with the provisions of paragraph 12(a). The

Amount of Interest shall be calculated by applying the Rate of Interest to the Nominal Amount of one Note of each denomination, multiplying such product by the actual number of days in the Interest Period concerned divided by 360 or, if this Global Note is denominated in Sterling, by 365 and rounding the resulting figure to the nearest amount of the above-mentioned Specified Currency which is available as legal tender in the country or countries (in the case of the euro) of the Specified Currency (with halves being rounded upwards). The determination of the Rate of Interest and the Amount of Interest by the Calculation Agent named above shall (in the absence of manifest error) be final and binding upon all parties;

(d)            a certificate of the Calculation Agent as to the Rate of Interest payable hereon for any Interest Period shall be conclusive and binding as between the Issuer and the bearer hereof;

(e)             the period beginning on (and including) the Issue Date and ending on (but excluding) the first Interest Payment Date and each successive period beginning on (and including) an Interest Payment Date and ending on (but excluding) the next succeeding Interest Payment Date is called an “Interest Period” for the purposes of this paragraph 12; and

(f)             the Issuer will procure that a notice specifying the Rate of Interest payable in respect of each Interest Period be published as soon as practicable after the determination of the Rate of Interest. Such notice will be delivered to the clearing system(s) in which this Global Note is held at the relevant time or, if this Global Note has been exchanged for bearer definitive Notes pursuant to paragraph 7, will be published in a leading English language daily newspaper published in London (which is expected to be the Financial Times).

13.         If the proceeds of this Global Note are accepted in the United Kingdom, the Principal Amount or Minimum Redemption Amount (as applicable) shall be not less than £100,000 (or the equivalent in any other currency).

14.         Instructions for payment must be received at the offices of the Issue and Paying Agent referred to above together with this Global Note as follows:

(a)             if this Global Note is denominated  in Japanese Yen, at least two Business Days prior to the relevant payment date;

(b)            if this Global Note is denominated in United States dollars or Sterling, on or prior to the relevant payment date; and

(c)             in all other cases, at least one Business Day prior to the relevant payment date.

As used in this paragraph, “Business Day” means:

(i)        a day other than a Saturday or Sunday on which commercial banks are open for general business (including dealings in foreign exchange and foreign currency deposits) in London; and

(ii)       in the case of payments in euro, a TARGET Business Day and, in all other cases, a day on which commercial banks are open for general business (including dealings in foreign exchange and foreign currency deposits) in the principal financial centre in the country of the above-mentioned Specified Currency.

15.         This Global Note shall not be validly issued unless manually authenticated by Citibank, N.A. as Issue and Paying Agent.

16.         This Global Note and all matters arising from or connected with it are governed by, and shall be construed in accordance with, English law.

17.

(a)             English courts:  The courts of England have exclusive jurisdiction to settle any dispute (a “Dispute”) arising from or connected with this Global Note.

(b)            Appropriate forum:  The Issuer agrees that the courts of England are the most appropriate and convenient courts to settle any Dispute and, accordingly, that it will not argue to the contrary.

(c)             Rights of the bearer to take proceedings outside England:  Clause 15(a) (English courts) is for the benefit of the bearer only. As a result, nothing in this clause 15 prevents the bearer from taking proceedings relating to a Dispute (“Proceedings”) in any other courts with jurisdiction. To the extent allowed by law, the bearer may take concurrent Proceedings in any number of jurisdictions.

(d)            Process agent:  The Issuer agrees that the documents which start any Proceedings and any other documents required to be served in relation to those Proceedings may be served on it by being delivered to Law Debenture Corporate Services Limited at Fifth Floor, 100 Wood Street, London EC2V 7EX or, if different, its registered office for the time being or at any address of the Issuer in Great Britain at which process may be served on it in accordance with Part XXIII of the Companies Act 1985. If such person is not or ceases to be effectively appointed to accept service of process on behalf of the Issuer, the Issuer shall, on the written demand of the bearer addressed to the Issuer and delivered to the Issuer or to the Specified Office of the Issue and Paying Agent appoint a further person in England to accept service of process on its behalf and, failing such appointment within 15 days, the bearer shall be entitled to appoint such a person by written notice addressed to the Issuer and delivered to the Issuer or to the Specified Office of the Issue and Paying Agent. Nothing in this paragraph shall affect the right of the bearer to serve process in any other manner permitted by law. This clause applies to Proceedings in England and to Proceedings elsewhere.

EACH PARTY WAIVES ANY RIGHT IT MAY HAVE TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION IN CONNECTION WITH THIS GLOBAL NOTE OR ANY TRANSACTION CONTEMPLATED BY THIS GLOBAL NOTE. THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO TRIAL BY COURT.

18.         No person shall have any right to enforce any provision of this Note under the Contracts (Rights of Third Parties) Act 1999, but this does not affect any right or remedy of a third party which exists or is available apart from that Act.

AUTHENTICATED by CITIBANK, N.A. without recourse, warranty or liability and for authentication purposes only		Signed on behalf of: [ECOLAB INC. /ECOLAB B.V./ECOLAB HOLDING GMBH](1)

By:		By:
	(Authorised Signatory)		(Authorised Signatory)

(1) Delete as appropriate.

SCHEDULE
Payments of Interest

The following payments of interest in respect of this Global Note have been made:

Date Made	Payment From	Payment To	Amount Paid	Notation on behalf of Issue and Paying Agent

Pro-forma Redemption or Interest Calculation
(Index linked Global Note)

This is the Redemption or Interest Calculation relating to the attached index-linked Global Note:

Calculation Date:

Calculation Agent:

Redemption Amount:	to be calculated by the Calculation Agent as follows:

[Insert particulars of index and redemption calculation]

[Indicate whether the calculation refers to principal or coupon]

Confirmed:

For [ECOLAB INC./ECOLAB B.V./ECOLAB HOLDING GMBH](1)

Note:      The Calculation Agent is required to notify the Issue and Paying Agent for the Notes of the Redemption Amount immediately upon completing its calculation of the same.

(1) Delete as appropriate

Form of Multicurrency Definitive Note
(Interest Bearing/Discounted/Index-Linked) (Non-Sterling)

The Note covered hereby has not been registered under the U.S. Securities Act of 1933, as amended (the “Securities Act”) and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons. Terms used in this paragraph have the meanings given to them by Regulation S under the Securities Act.

Any United States person who holds this Note or any Note covered hereby will be subject to limitations under the United States income tax laws, including the limitations provided in sections 165(j) and 1287(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”). By accepting this Note or any Note covered hereby, the holder represents and warrants that it is not a United States person (other than an exempt recipient described in section 6049(b)(4) of the Code and regulations thereunder) and that it is not acting for or on behalf of a United States person (other than an exempt recipient described in section 6049(b)(4) of the Code and regulations thereunder). Terms used in this paragraph have the meanings given to them by the applicable provisions of the Code and the regulations thereunder.

Unless between individuals not acting in the conduct of a business or profession, each transaction regarding this Note which involves the physical delivery thereof within, from or into The Netherlands, must be effected (as required by the Dutch Savings Certificates Act (Wet inzake Spaarbewijzen) of 21 May 1985 (as amended)) through the mediation of the Issuer or an admitted institution of Euronext Amsterdam N.V., admitted in a function on one or more of the markets or systems operated by Euronext Amsterdam N.V. (toegelaten instelling) and must either be:

(1)                                  between individuals or legal entities who or which trade or invest in securities in the conduct of a profession or trade (which includes banks, dealers, insurance companies, pension funds, other institutional investors and commercial enterprises which regularly, as an ancillary activity, invest in securities); or, in any other case

(2)                                  recorded in a transaction note which includes the name and address of each party to the transaction, the nature of the transaction and the details and serial number of this Note.(1)

ECOLAB INC.

(incorporated under the laws of the State of Delaware)

ECOLAB B.V.

(1)                                  This legend should be placed on zero coupon or discounted Sterling Notes and Sterling Notes on which interest only becomes due at maturity which (ii) are issued within The Netherlands, or issued outside The Netherlands but distributed within The Netherlands in the course of initial distribution or immediately thereafter and (b) are not admitted to trading on Eurolist by Euronext.

(incorporated with limited liability under the laws of The Netherlands having its statutory seat in Nieuwegein)

ECOLAB HOLDING GMBH

(incorporated with limited liability under the laws of Germany)

guaranteed by

ECOLAB INC.

(in respect of Notes issued by Ecolab B.V. and

Ecolab Holding GmbH)

No:	Series No.:

Issued in London on:	Maturity Date:

Specified Currency:	Denomination:

Nominal Amount:	Reference Rate:(4) months LIBOR/EURIBOR(1)

Calculation Agent:(2)	Fixed Interest Rate:(3) %per annum
(Principal)

Margin:(4) %	Calculation Agent:(4)
(Interest)

Interest Payment Dates:(5)

1.                                 For value received, [ECOLAB INC./ECOLAB B.V./ECOLAB HOLDING GMBH] (the “Issuer”) promises to pay to the bearer of this Note on the above-mentioned Maturity Date:

(a)                                      the above-mentioned Nominal Amount; or

(b)                                     if this Note is index-linked, an amount (representing either principal or interest) to be calculated by the Calculation Agent named above, in accordance with the redemption or interest calculation, a copy of which is attached to this Note and/or is available for inspection at the offices of the Issue and Paying Agent referred to below, together with interest thereon at the rate and at the times (if any) specified herein.

(1) Delete as appropriate. The reference rate will be LIBOR unless this Global Note is denominated in euro and the Issuer and the relevant Dealer agree that the reference rate should be EURIBOR.

(2) Complete for index-linked Notes only.

(3) Complete for fixed rate interest bearing Notes only.

(4) Complete for floating rate interest bearing Notes only.

(5) Complete for interest bearing Notes.

All such payments shall be made in accordance with an amended and restated note agency agreement dated 2 December 2005 between, among others, the Issuer and the issue and paying agent referred to therein, a copy of which is available for inspection at the offices of Citibank, N.A. (the “Issue and Paying Agent”) at 5 Carmelite Street, London EC4Y 0PA, and subject to and in accordance with the terms and conditions set forth below. All such payments shall be made upon presentation and surrender of this Note at the offices of the Issue and Paying Agent referred to above by transfer to an account denominated in the above-mentioned Specified Currency maintained by the bearer in the principal financial centre in the country of that currency or, in the case of a Note denominated in euro, by euro cheque drawn on, or by transfer to a euro account (or any other account to which euro may be credited or transferred) maintained by the payee with, a bank in the principal financial centre of any member state of the European Union. The Issuer [and the Guarantor](1) will ensure that they maintain a paying agent in an EU Member State that will not be obliged to withhold or deduct any tax pursuant to European Council Directive 2003/48/EC or any law implementing or complying with, or introduced in order to conform to, such Directive. Payments to the bearer of this Note shall not be made to an address or a bank account maintained within the United States, the Notes may not be presented for payment within the United States, and demand for payments under the Notes may not be made within the United States.

2.                                 All payments in respect of this Note by or on behalf of the Issuer shall be made without set-off, counterclaim, fees, liabilities or similar deductions and free and clear of, and without deduction or withholding for or on account of, taxes, levies, duties, assessments or charges of any nature now or hereafter imposed, levied, collected, withheld or assessed in any jurisdiction through, in or from which such payments are made or any political subdivision or taxing authority of or in any of the foregoing (“Taxes”). If the Issuer or any agent thereof is required by law or regulation to make any deduction or withholding for or on account of Taxes, the Issuer shall, to the extent permitted by applicable law or regulation, pay such additional amounts as shall be necessary in order that the net amounts received by the bearer of this Note after such deduction or withholding shall equal the amount which would have been receivable hereunder in the absence of such deduction or withholding, except that no such additional amounts shall be payable where this Note is presented for payment:

(a)                                      by or on behalf of a holder which is liable to such Taxes by reason of its having some connection with the jurisdiction imposing the Taxes other than the mere holding of this Note; or

(b)                                     where such deduction or withholding is imposed on a payment to an individual and is required to be made pursuant to European Council Directive 2003/48/EC or any law implementing or complying with, or introduced in order to conform to, such directive; or

(1) Delete as appropriate.

(2) Delete where Ecolab Inc. is the Issuer, otherwise retain.

(c)                                      by or on behalf of a holder who would have been able to avoid such withholding or deduction by presenting the relevant Note or Coupon to another issue and paying agent in a member state of the European Union; or

(d)                                     more than 15 days after the Maturity Date or, if applicable, the relevant Interest Payment Date or (in either case) the date on which payment hereof is duly provided for, whichever occurs later, except to the extent that the holder would have been entitled to such additional amounts if it had presented this Note on the last day of such period of 15 days.

3.                                 The payment obligation of the Issuer represented by this Note constitutes and at all times shall constitute a direct and unsecured obligation of the Issuer ranking pari passu with all present and future unsecured and unsubordinated indebtedness of the Issuer other than obligations preferred by mandatory provisions of law.

4.                                 If the Maturity Date or, if applicable, the relevant Interest Payment Date is not a Payment Business Day (as defined herein) payment in respect hereof will not be made and credit or transfer instructions shall not be given until the next following Payment Business Day (provided that, if such postponed payment would have the effect of extending the tenor of the relevant Note to more than 183 days, payment will be made and credit and transfer instructions will be given, on the immediately preceding Payment Business Day) and the bearer of this Note shall not be entitled to any adjustment to interest or other sums in respect of such payment.

As used in this Note:

“Payment Business Day” means any day other than a Saturday or Sunday which is both (A) a day on which commercial banks and foreign exchange markets settle payments and are open for general business (including dealings in foreign exchange and foreign currency deposits) in the relevant place of presentation, and (B) either (i) if the above-mentioned Specified Currency is any currency other than euro, a day on which commercial banks and foreign exchange markets settle payments and are open for general business (including dealings in foreign exchange and foreign currency deposits) in both London and the principal financial centre of the country of the relevant Specified Currency or (ii) if the above-mentioned Specified Currency is euro, a day which is a TARGET Business Day; and

“TARGET Business Day” means a day on which the Trans-European Automated Real-time Gross Settlement Express Transfer (TARGET) System, or any successor thereto, is operating credit or transfer instructions in respect of payments in euro.

Provided that if the Issue and Paying Agent determines with the agreement of the Issuer and the Guarantor that the market practice in respect of euro denominated internationally offered securities is different from that specified above, the above shall be deemed to be amended so as to comply with such market practice and the Issue and Paying Agent shall procure that a notice of such amendment is published not less than 15 days prior to the date on which any payment in euro falls due to be made in such manner as the Issue and Paying Agent may determine.

5.                                 This Note is negotiable and, accordingly, title hereto shall pass by delivery and the bearer shall be treated as being absolutely entitled to receive payment upon due presentation hereof (notwithstanding any notation of ownership or other writing thereon or notice of any previous loss or theft thereof).

6.                                 [This Note has the benefit of a guarantee issued by Ecolab Inc. on 2 December 2005, copies of which are available for inspection during normal business hours at the office of the Issue and Paying Agent referred to above.](1)

7.                                 If this is an interest bearing Note, then:

(a)                                      notwithstanding the provisions of paragraph 1 above, if any payment of interest in respect of this Note falling due for payment prior to the above-mentioned Maturity Date remains unpaid on the fifteenth day after falling so due, the amount referred to in part (a) or (b) (as the case may be) of paragraph 1 shall be payable on such fifteenth day;

(b)                                     upon each payment of interest (if any) prior to the Maturity Date in respect of this Note, the Schedule hereto shall be duly completed by the Issue and Paying Agent to reflect such payment; and

(c)                                      if no Interest Payment Dates are specified on the face of the Note, the Interest Payment Date shall be the Maturity Date.

8.                                 If this is a fixed rate interest bearing Note, interest shall be calculated on the Nominal Amount as follows:

(a)                                      interest shall be payable on the Nominal Amount in respect of each successive Interest Period (as defined below) from the Issue Date to the Maturity Date only, in arrear on the relevant Interest Payment Date, on the basis of the actual number of days in such Interest Period and a year of 360 days at the above-mentioned Fixed Interest Rate with the resulting figure being rounded to the nearest amount of the above-mentioned Specified Currency which is available as legal tender in the country or countries (in the case of the euro) of the Specified Currency (with halves being rounded upwards); and

(b)                                     the period beginning on the Issue Date and ending on the first Interest Payment Date and each successive period beginning on an Interest Payment Date and ending on the next succeeding Interest Payment Date is an “Interest Period” for the purposes of this paragraph.

9.                                 If this is a floating rate interest bearing Note, interest shall be calculated on the Nominal Amount as follows:

(a)                                      in the case of a Note which specifies LIBOR as the Reference Rate on its face, the Rate of Interest will be the aggregate of LIBOR and the above-mentioned Margin (if any) above or below LIBOR. Interest shall be payable on the Nominal Amount in respect of each successive Interest Period (as defined

(1) Delete where Ecolab Inc. is the Issuer, otherwise retain.

below) from the Issue Date to the Maturity Date only, in arrear on the relevant Interest Payment Date, on the basis of the actual number of days in such Interest Period and a year of 360 days.

As used in this Note:

“LIBOR” shall be equal to the rate defined as “LIBOR-BBA” in respect of the above-mentioned Specified Currency (as defined in the 2000 ISDA Definitions published by the International Swaps and Derivatives Association, Inc., as amended, updated or replaced as at the date of this Note, (the “ISDA Definitions”)) as at 11.00 a.m. (London time) or as near thereto as practicable on the second London Banking Day before the first day of the relevant Interest Period (a “LIBOR Interest Determination Date”), as if the Reset Date (as defined in the ISDA Definitions) were the first day of such Interest Period and the Designated Maturity (as defined in the ISDA Definitions) were the number of months specified on the face of this Note in relation to the Reference Rate; and

“London Banking Day” shall mean a day on which commercial banks are open for general business (including dealings in foreign exchange and foreign currency deposits) in London;

(b)                                     in the case of a Note which specifies EURIBOR as the Reference Rate on its face, the Rate of Interest will be the aggregate of EURIBOR and the above-mentioned Margin (if any) above or below EURIBOR. Interest shall be payable on the Nominal Amount in respect of each successive Interest Period (as defined below) from the Issue Date to the Maturity Date only, in arrear on the relevant Interest Payment Date, on the basis of the actual number of days in such Interest Period and a year of 360 days.

As used in this Note, “EURIBOR” shall be equal to EUR-EURIBOR-Telerate (as defined in the ISDA Definitions) as at 11.00 a.m. (Brussels time) or as near thereto as practicable on the second TARGET Business Day before the first day of the relevant Interest Period (a “EURIBOR Interest Determination Date”), as if the Reset Date (as defined in the ISDA Definitions) were the first day of such Interest Period and the Designated Maturity (as defined in the ISDA Definitions) were the number of months specified on the face of this Note in relation to the Reference Rate;

(c)                                      the Calculation Agent will, as soon as practicable after 11.00 a.m. (London time) on each LIBOR Interest Determination Date or 11.00 a.m. (Brussels time) on each EURIBOR Interest Determination Date (as the case may be), determine the Rate of Interest and calculate the amount of interest payable (the “Amount of Interest”) for the relevant Interest Period. “Rate of Interest” means (A) if the Reference Rate is EURIBOR, the rate which is determined in accordance with the provisions of paragraph 8(b), and (B) in any other case, the rate which is determined in accordance with the provisions of paragraph 8(a). The Amount of Interest shall be calculated by applying the Rate of Interest to the Nominal Amount of one Note of each denomination, multiplying such product by the actual number of days in the Interest Period concerned divided by 360 and rounding the resulting figure to the nearest amount of the above-mentioned Specified Currency which is available as legal tender in the country or countries (in the case of the euro) of the Specified Currency (with halves being rounded upwards). The determination of the Rate of Interest and the Amount of Interest by the Calculation Agent named above shall (in the absence of manifest error) be final and binding upon all parties;

(d)                                     a certificate of the Calculation Agent as to the Rate of Interest payable hereon for any Interest Period shall be conclusive and binding as between the Issuer and the bearer hereof;

(e)                                      the period beginning on (and including) the Issue Date and ending on (but excluding) the first Interest Payment Date and each successive period beginning on (and including) an Interest Payment Date and ending on (but excluding) the next succeeding Interest Payment Date is called an “Interest Period” for the purposes of this paragraph 8; and

(f)                                        the Issuer will procure that a notice specifying the Rate of Interest payable in respect of each Interest Period be published as soon as practicable after the determination of the Rate of Interest. Such notice will be delivered to the bearer of this Note, or if that is not practicable, will be published in a leading English language daily newspaper published in London (which is expected to be the Financial Times).

10.                           If the proceeds of this Note are accepted in the United Kingdom, the Principal Amount or Minimum Redemption Amount (as applicable) shall be not less than £100,000 (or the equivalent in any other currency).

11.                           Instructions for payment must be received at the offices of the Issue and Paying Agent referred to above together with this Note as follows:

(a)                                      if this Note is denominated in Japanese Yen, at least two Business Days prior to the relevant payment date;

(b)                                     if this Note is denominated in United States dollars, on or prior to the relevant payment date; and

(c)                                      in all other cases, at least one Business Day prior to the relevant payment date.

As used in this paragraph, “Business Day” means:

(i)                        a day other than a Saturday or Sunday on which commercial banks are open for general business (including dealings in foreign exchange and foreign currency deposits) in London; and

(ii)                     in the case of payments in euro, a TARGET Business Day and, in all other cases, a day on which commercial banks are open for general business (including dealings in foreign exchange and foreign currency deposits) in the principal financial centre in the country of the above-mentioned Specified Currency.

12.                           This Note shall not be validly issued unless manually authenticated by Citibank, N.A. as Issue and Paying Agent.

13.                           This Note and all matters arising from or connected with it are governed by, and shall be construed in accordance with, English law.

14.

(a)                                      English courts:  The courts of England have exclusive jurisdiction to settle any dispute (a “Dispute”) arising from or connected with this Note.

(b)                                     Appropriate forum:  The Issuer agrees that the courts of England are the most appropriate and convenient courts to settle any Dispute and, accordingly, that it will not argue to the contrary.

(c)                                      Rights of the bearer to take proceedings outside England:  Clause 12(a) (English courts) is for the benefit of the bearer only. As a result, nothing in this clause 12 prevents the bearer from taking proceedings relating to a Dispute (“Proceedings”) in any other courts with jurisdiction. To the extent allowed by law, the bearer may take concurrent Proceedings in any number of jurisdictions.

(d)                                     Process agent:  The Issuer agrees that the documents which start any Proceedings and any other documents required to be served in relation to those Proceedings may be served on it by being delivered to Law Debenture Corporate Services Limited at Fifth Floor, 100 Wood Street, London EC2V 7EX or, if different, its registered office for the time being or at any address of the Issuer in Great Britain at which process may be served on it in accordance with Part XXIII of the Companies Act 1985. If such person is not or ceases to be effectively appointed to accept service of process on behalf of the Issuer, the Issuer shall, on the written demand of the bearer addressed to the Issuer and delivered to the Issuer or to the Specified Office of the Issue and Paying Agent appoint a further person in England to accept service of process on its behalf and, failing such appointment within 15 days, the bearer shall be entitled to appoint such a person by written notice addressed to the Issuer and delivered to the Issuer or to the Specified Office of the Issue and Paying Agent. Nothing in this paragraph shall affect the right of the bearer to serve process in any other manner permitted by law. This clause applies to Proceedings in England and to Proceedings elsewhere.

EACH PARTY WAIVES ANY RIGHT IT MAY HAVE TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION IN CONNECTION WITH THIS NOTE OR ANY TRANSACTION CONTEMPLATED BY THIS NOTE. THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO TRIAL BY COURT.

15.                           No person shall have any right to enforce any provision of this Note under the Contracts (Rights of Third Parties) Act 1999, but this does not affect any right or remedy of a third party which exists or is available apart from that Act.

AUTHENTICATED by	Signed on behalf of:
CITIBANK, N.A.	[ECOLAB INC. / ECOLAB B.V./ECOLAB
without recourse, warranty or liability and for	HOLDING GMBH](1)
authentication purposes only

By:	By:
(Authorised Signatory)	(Authorised Signatory)

(1) Delete as appropriate.

SCHEDULE
Payments of Interest

The following payments of interest in respect of this Note have been made:

Date Made	Payment From	Payment To	Amount Paid	Notation on behalf of Issue and Paying Agent

Pro-forma Redemption or Interest Calculation
(Index linked Note)

This is the Redemption or Interest Calculation relating to the attached index-linked Note:

Calculation Date:

Calculation Agent:

Redemption Amount:	to be calculated by the Calculation Agent as follows:

[Insert particulars of index and redemption calculation]

[Indicate whether the calculation refers to principal or coupon]

Confirmed:

For [ECOLAB INC./ECOLAB B.V./ECOLAB HOLDING GMBH](1)

Note:                   The Calculation Agent is required to notify the Issue and Paying Agent for the Notes of the Redemption Amount immediately upon completing its calculation of the same.

(1) Delete as appropriate.

Form of Definitive Note
(for use where the Issuer accepts the
proceeds of issue in the United Kingdom)

The Note covered hereby has not been registered under the U.S. Securities Act of 1933, as amended (the “Securities Act”) and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons. Terms used in this paragraph have the meanings given to them by Regulation S under the Securities Act.

Any United States person who holds this Note or any Note covered hereby will be subject to limitations under the United States income tax laws, including the limitations provided in sections 165(j) and 1287(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”). By accepting this Note or any Note covered hereby, the holder represents and warrants that it is not a United States person (other than an exempt recipient described in section 6049(b)(4) of the Code and regulations thereunder) and that it is not acting for or on behalf of a United States person (other than an exempt recipient described in section 6049(b)(4) of the Code and regulations thereunder). Terms used in this paragraph have the meanings given to them by the applicable provisions of the Code and the regulations thereunder.

Unless between individuals not acting in the conduct of a business or profession, each transaction regarding this Note which involves the physical delivery thereof within, from or into The Netherlands, must be effected (as required by the Dutch Savings Certificates Act (Wet inzake Spaarbewijzen) of 21 May 1985 (as amended)) through the mediation of the Issuer or an admitted institution of Euronext Amsterdam N.V., admitted in a function on one or more of the markets or systems operated by Euronext Amsterdam N.V. (toegelaten instelling) and must either be:

(1)                                  between individuals or legal entities who or which trade or invest in securities in the conduct of a profession or trade (which includes banks, dealers, insurance companies, pension funds, other institutional investors and commercial enterprises which regularly, as an ancillary activity, invest in securities); or, in any other case

(2)                                  recorded in a transaction note which includes the name and address of each party to the transaction, the nature of the transaction and the details and serial number of this Note.(1)

£[500,000][1,000,000]

(1)                                  This legend should be placed on zero coupon or discounted Multicurrency Notes and Multicurrency Notes on which interest only becomes due at maturity which (ii) are issued within The Netherlands, or issued outside The Netherlands but distributed within The Netherlands in the course of initial distribution or immediately thereafter and (b) are not admitted to trading on Eurolist by Euronext.

ECOLAB INC.

 (incorporated under the laws of the State of Delaware)

ECOLAB B.V.

(incorporated with limited liability under the laws of The Netherlands having its statutory seat in Nieuwegein)

ECOLAB HOLDING GMBH

(incorporated with limited liability under the laws of Germany)

guaranteed by

ECOLAB INC.

(in respect of Notes issued by Ecolab B.V. and

Ecolab Holding GmbH)

No:	Series No.:

Issued in London on:	Maturity Date:

Denomination:	Nominal Amount:(1) (words and figures)

Reference Rate:(2) months LIBOR	Calculation Agent:(3) (Principal)

Fixed Interest Rate:(4) %per annum	Margin:(5) %

Calculation Agent:(6)	Interest Payment Dates:(7)
(Interest)	(Interest)

1.                                 For value received, [ECOLAB INC./ECOLAB B.V./ECOLAB HOLDING GMBH](1) (the “Issuer”) promises to pay to the bearer of this Note on the above-mentioned Maturity Date:

(a)                                      the above-mentioned Nominal Amount; or

(b)                                     if this Note is index-linked, an amount (representing either principal or interest) to be calculated by the Calculation Agent named above, in accordance with the redemption or interest calculation, a copy of which is attached to this Note and/or is available for inspection at the offices of the Issue and Paying Agent referred to below,

(1) Complete for Notes other than index-linked Notes.

(2) Complete for floating rate interest bearing Notes only.

(3) Complete for index-linked Notes only.

(4) Complete for fixed rate interest bearing Notes only.

(5) Complete for floating rate interest bearing Notes only.

(6) Complete for floating rate interest bearing Notes only.

(7) Complete for interest bearing Notes if interest is payable before the Maturity Date.

(8) Delete as appropriate.

together with interest thereon at the rate and at the times (if any) specified on the reverse of this Note.

All such payments shall be made in accordance with an amended and restated note agency agreement dated 2 December 2005 between, among others, the Issuer and the issue and paying agent referred to therein, a copy of which is available for inspection at the offices of Citibank, N.A. (the “Issue and Paying Agent”) at 5 Carmelite Street, London EC4Y 0PA, and subject to and in accordance with the terms and conditions set forth below. All such payments shall be made upon presentation and surrender of this Note at the offices of the Issue and Paying Agent referred to above by transfer to a sterling account maintained by the bearer in London. The Issuer [and the Guarantor](1) will ensure that they maintain a paying agent in an EU Member State that will not be obliged to withhold or deduct any tax pursuant to European Council Directive 2003/48/EC or any law implementing or complying with, or introduced in order to conform to, such Directive.. Payments to the bearer of this Note shall not be made to an address or a bank account maintained within the United States, the Notes may not be presented for payment within the United States, and demand for payments under the Notes may not be made within the United States.

2.                                 All payments in respect of this Note by or on behalf of the Issuer shall be made without set-off, counterclaim, fees, liabilities or similar deductions and free and clear of, and without deduction or withholding for or on account of, taxes, levies, duties, assessments or charges of any nature now or hereafter imposed, levied, collected, withheld or assessed in any jurisdiction through, in or from which such payments are made or any political subdivision or taxing authority of or in any of the foregoing (“Taxes”). If the Issuer or any agent thereof is required by law or regulation to make any deduction or withholding for or on account of Taxes, the Issuer shall, to the extent permitted by applicable law or regulation, pay such additional amounts as shall be necessary in order that the net amounts received by the bearer of this Note after such deduction or withholding shall equal the amount which would have been receivable hereunder in the absence of such deduction or withholding, except that no such additional amounts shall be payable where this Note is presented for payment:

(a)                                      by or on behalf of a holder which is liable to such Taxes by reason of its having some connection with the jurisdiction imposing the Taxes other than the mere holding of this Note; or

(b)                                     where such deduction or withholding is imposed on a payment to an individual and is required to be made pursuant to European Council Directive 2003/48/EC or any law implementing or complying with, or introduced in order to conform to, such directive; or

(c)                                      by or on behalf of a holder who would have been able to avoid such withholding or deduction by presenting the relevant Note or Coupon to another issue and paying agent in a member state of the European Union, or

(1) Delete where Ecolab Inc. is the Issuer, otherwise retain.

(d)                                     more than 15 days after the Maturity Date or, if applicable, the relevant Interest Payment Date or (in either case) the date on which payment hereof is duly provided for, whichever occurs later, except to the extent that the holder would have been entitled to such additional amounts if it had presented this note on the last day of each 15 day period.

3.                                 The payment obligation of the Issuer represented by this Note constitutes and at all times shall constitute a direct and unsecured obligation of the Issuer ranking pari passu with all present and future unsecured and unsubordinated indebtedness of the Issuer other than obligations preferred by mandatory provisions of law.

4.                                 If the Maturity Date or, if applicable, the relevant Interest Payment Date is not a Payment Business Day (as defined herein) payment in respect hereof will not be made and credit or transfer instructions shall not be given until the next following Payment Business Day (provided that, if such postponed payment would have the effect of extending the tenor of the relevant Note to more than 183 days, payment will be made and credit and transfer instructions will be given, on the immediately preceding Payment Business Day) and the bearer of this Note shall not be entitled to any adjustment to interest or other sums in respect of such payment. As used in this Note, “Payment Business Day” means any day other than a Saturday or Sunday which is a day on which commercial banks and foreign exchange markets settle payments and are open for general business in London and in the place of payment.

5.                                 This Note is negotiable and, accordingly, title hereto shall pass by delivery and the bearer shall be treated as being absolutely entitled to receive payment upon due presentation hereof (notwithstanding any notation of ownership or other writing thereon or notice of any previous loss or theft thereof).

6.                                 This Note shall not be validly issued unless manually authenticated by Citibank, N.A. as Issue and Paying Agent.

7.                                 This Note and all matters arising from or connected with it are governed by, and shall be construed in accordance with, English law.

8.                                 If the proceeds of this Note are accepted in the United Kingdom, the Principal Amount or Minimum Redemption Amount (as applicable) shall be not less than £100,000 (or the equivalent in any other currency).

9.                                 [This Note has the benefit of a guarantee issued by Ecolab Inc. on 2 December 2005, copies of which are available for inspection during normal business hours at the office of the Issue and Paying Agent referred to above.](1)

10.

(a)                                      English courts:  The courts of England have exclusive jurisdiction to settle any dispute (a “Dispute”) arising from or connected with this Note.

(1) Delete where Ecolab Inc. is the Issuer, otherwise retain.

(b)                                     Appropriate forum:  The Issuer agrees that the courts of England are the most appropriate and convenient courts to settle any Dispute and, accordingly, that it will not argue to the contrary.

(c)                                      Rights of the bearer to take proceedings outside England:  Clause 8(a) (English courts) is for the benefit of the bearer only. As a result, nothing in this clause 8 prevents the bearer from taking proceedings relating to a Dispute (“Proceedings”) in any other courts with jurisdiction. To the extent allowed by law, the bearer may take concurrent Proceedings in any number of jurisdictions.

(d)                                     Process agent:  The Issuer agrees that the documents which start any Proceedings and any other documents required to be served in relation to those Proceedings may be served on it by being delivered to Law Debenture Corporate Services Limited at Fifth Floor, 100 Wood Street, London EC2V 7EX or, if different, its registered office for the time being or at any address of the Issuer in Great Britain at which process may be served on it in accordance with Part XXIII of the Companies Act 1985. If such person is not or ceases to be effectively appointed to accept service of process on behalf of the Issuer, the Issuer shall, on the written demand of the bearer addressed to the Issuer and delivered to the Issuer or to the Specified Office of the Issue and Paying Agent appoint a further person in England to accept service of process on its behalf and, failing such appointment within 15 days, the bearer shall be entitled to appoint such a person by written notice addressed to the Issuer and delivered to the Issuer or to the Specified Office of the Issue and Paying Agent. Nothing in this paragraph shall affect the right of the bearer to serve process in any other manner permitted by law. This clause applies to Proceedings in England and to Proceedings elsewhere.

EACH PARTY WAIVES ANY RIGHT IT MAY HAVE TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION IN CONNECTION WITH THIS NOTE OR ANY TRANSACTION CONTEMPLATED BY THIS NOTE. THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO TRIAL BY COURT.

11.                           No person shall have any right to enforce any provision of this Note under the Contracts (Rights of Third Parties) Act 1999, but this does not affect any right or remedy of a third party which exists or is available apart from that Act.

AUTHENTICATED by	Signed on behalf of:
CITIBANK, N.A.	[ECOLAB INC. /ECOLAB B.V./ECOLAB
without recourse, warranty or liability and for	HOLDING GMBH](1)
authentication purposes only

By:	By:
(Authorised Signatory)	(Authorised Signatory)

By:
(Authorised Signatory)

(1) Delete as appropriate.

[On the Reverse]

(A)                        If this is an interest bearing Note, then:

(a)                                      notwithstanding the provisions of paragraph 1 above, if any payment of interest in respect of this Note falling due for payment prior to the above-mentioned Maturity Date remains unpaid on the fifteenth day after falling so due, the amount referred to in part (a) or (b) (as the case may be) of paragraph 1 shall be payable on such fifteenth day;

(b)                                     upon each payment of interest (if any) prior to the Maturity Date in respect of this Note, the Schedule hereto shall be duly completed by the Issue and Paying Agent to reflect such payment; and

(c)                                      if no Interest Payment Dates are specified on the face of the Note, the Interest Payment Date shall be the Maturity Date.

(B)                          If this is a fixed rate interest bearing Note, interest shall be calculated on the Nominal Amount as follows:

(a)                                      interest shall be payable on the Nominal Amount in respect of each successive Interest Period (as defined below) from the Issue Date to the Maturity Date only, in arrear on the relevant Interest Payment Date, on the basis of the actual number of days in such Interest Period and a year of 365 days at the above-mentioned Fixed Interest Rate with the resulting figure being rounded to the nearest penny (with halves being rounded upwards); and

(b)                                     the period beginning on the Issue Date and ending on the first Interest Payment Date and each successive period beginning on an Interest Payment Date and ending on the next succeeding Interest Payment Date is an “Interest Period” for the purposes of this paragraph (B).

(C)                          If this is a floating rate interest bearing Note, interest shall be calculated on the Nominal Amount as follows:

(a)                                      the Rate of Interest will be the aggregate of LIBOR and the above-mentioned Margin (if any) above or below LIBOR. Interest shall be payable on the Nominal Amount in respect of each successive Interest Period (as defined below) from the Issue Date to the Maturity Date only, in arrear on the relevant Interest Payment Date, on the basis of the actual number of days in such Interest Period and a year of 365 days. As used in this Note, “LIBOR” shall be equal to the rate defined as “LIBOR-BBA” in respect of Sterling (as defined in the 2000 ISDA Definitions published by the International Swaps and Derivatives Association, Inc., as amended, updated or replaced as at the date of this Note (the “ISDA Definitions”)) as at 11.00 a.m. (London time) or as near thereto as practicable on the first day of the relevant Interest Period (the “LIBOR Interest Determination Date”), as if the Reset Date (as defined in the ISDA Definitions) were the first day of such Interest Period and the Designated Maturity (as defined in the ISDA Definitions) were the number of months specified on the face of this Note in relation to the Reference Rate;

(b)                                     the Calculation Agent will, as soon as practicable after 11.00 a.m. (London time) on the LIBOR Interest Determination Date, determine the Rate of Interest and calculate the amount of interest payable (the “Amount of Interest”) for the relevant Interest Period. “Rate of Interest” means the rate which is determined in accordance with the provisions of sub-paragraph (a) above. The Amount of Interest shall be calculated by applying the Rate of Interest to the Nominal Amount of one Note of each denomination, multiplying such product by the actual number of days in the Interest Period concerned divided by 365 and rounding the resulting figure to the nearest penny. The determination of the Rate of Interest and the Amount of Interest by the Calculation Agent named above shall (in the absence of manifest error) be final and binding upon all parties;

(c)                                      a certificate of the Calculation Agent as to the Rate of Interest payable hereon for any Interest Period shall be conclusive and binding as between the Issuer and the bearer hereof;

(d)                                     the period beginning (and including) on the Issue Date and ending on (but excluding) the first Interest Payment Date and each successive period beginning on (and including) an Interest Payment Date and ending on (but excluding) the next succeeding Interest Payment Date is called an “Interest Period” for the purposes of this paragraph (C).

SCHEDULE
Payments of Interest

The following payments of interest in respect of this Note have been made:

Date Made	Payment From	Payment To	Amount Paid	Notation on behalf of Issue and Paying Agent

Pro-forma Redemption or Interest Calculation
(Index linked Note)

This is the Redemption or Interest Calculation relating to the attached index-linked Note:

Calculation Date:

Calculation Agent:

Redemption Amount:	to be calculated by the Calculation Agent as follows:

[Insert particulars of index and redemption calculation]

[Indicate whether the calculation refers to principal or coupon]

Confirmed:

For [ECOLAB INC./ECOLAB B.V./ECOLAB HOLDING GMBH](1)

Note:                   The Calculation Agent is required to notify the Issue and Paying Agent for the Notes of the Redemption Amount immediately upon completing its calculation of the same.

(1) Delete as appropriate.

SIGNATURE PAGES

The Issuers

ECOLAB INC.

By:	/s/Mark D. Vangsgard

Address:	370 North Wabasha Street
St. Paul
MN 55102-1390
U.S.A.

Telephone:	+1 651 293 4506
Facsimile:	+ 1 651 293 2379
Attention:	Assistant Treasurer

ECOLAB B.V.

By:	/s/Mark D. Vangsgard

Address:	Edisonbaan 9-11
3439 MN Nieuwegein
The Netherlands

Telephone:	+32 2 46 75144
Facsimile:	+32 2 46 75133
Attention:	BENELUX Controller

(cc. Ecolab Inc. as specified above)

ECOLAB HOLDING GMBH

By:	/s/Timothy P. Dordell

Address:	Reisholzer Werftstraße 38-42
D-40589 Düsseldorf
Germany

Telephone:	+49 211 9893 270
Facsimile:	+49 211 9893 297
Attention:	Tax and Treasury, Europe

(cc. Ecolab Inc. as specified above)

The Guarantor

ECOLAB INC.

By:	/s/Mark D. Vangsgard

Address:	370 North Wabasha Street
St. Paul
MN 55102-1390
U.S.A.

Telephone:	+1 651 293 4506
Facsimile:	+ 1 651 293 2379
Attention:	Assistant Treasurer

The Agent

CITIBANK, N.A.

By:	/s/David Nares

David Nares, Vice President

Address:	5 Carmelite Street
London EC4Y 0PA

Telephone:	+44 20 7508 3826
Telex No:	940500 CITIUK G
Facsimile:	+44 20 7508 3884

Attention:	Agency and Trust